    As filed with the Securities and Exchange Commission on October 25, 2001

                                                       Registration No. 333-
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                 --------------

                            GROUP 1 AUTOMOTIVE, INC.
               (AND CERTAIN OF ITS SUBSIDIARIES IDENTIFIED ON THE
                        TABLE OF ADDITIONAL REGISTRANTS)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                    2200                                   76-0506313
   (State or other jurisdiction of            (Primary Standard Industrial                    (I.R.S. Employer
   incorporation or organization)              Classification Code Number)                   Identification No.)

                                                950 ECHO LANE, SUITE 100
                                                  HOUSTON, TEXAS 77024
                                                     (713) 647-5700
                                            (Address, including zip code, and
                                        telephone number, including area code, of
                                        registrant's principal executive offices)

                                                     --------------

                                                 B.B. HOLLINGSWORTH, JR.
                                                   CHAIRMAN, PRESIDENT
                                               AND CHIEF EXECUTIVE OFFICER
                                         (Name, address, including zip code, and
                                        telephone number, including area code, of
                                                   agent for service)

                                                     --------------

                                                       Copies to:

        VINSON & ELKINS L.L.P.                                                              SULLIVAN & CROMWELL
       1001 FANNIN, SUITE 2300                                                          1701 PENNSYLVANIA AVE., N.W.
      HOUSTON, TEXAS 77002-6760                                                         WASHINGTON, D.C. 20006-5805
           (713) 758-2222                                                                      (202) 956-7500
        ATTN: JOHN S. WATSON                                                             ATTN: EDWIN D. WILLIAMSON

                                                     --------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering [X] 333-83407

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                 --------------

                         CALCULATION OF REGISTRATION FEE

        TITLE OF EACH CLASS                               PROPOSED MAXIMUM       PROPOSED MAXIMUM
        OF SECURITIES TO BE             AMOUNT TO BE      OFFERING PRICE        AGGREGATE OFFERING       AMOUNT OF
            REGISTERED                  REGISTERED(1)       PER UNIT (1)              PRICE(2)       REGISTRATION FEE
===================================== ================ ====================== ====================== ================
Debt Securities......................
Preferred Stock......................
Common Stock, including attached
   preferred share purchase rights...                                               $16,300,000           $4,075
Depositary Shares....................
Guarantees...........................
===================================== ================ ====================== ====================== ================

(1)  Not required to be included in accordance with Rule 457(o).

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended.

================================================================================

                         TABLE OF ADDITIONAL REGISTRANTS

                    UNDER REGISTRATION STATEMENT ON FORM S-3

     The following subsidiaries of Group 1 Automotive, Inc. are co-registrants under this registration statement for the purpose of providing guarantees, if any, of payments on debt securities registered hereunder:

                  SUBSIDIARY                            STATE OF ORGANIZATION              IRS EMPLOYER ID NO.
------------------------------------------------    -----------------------------      ---------------------------
Amarillo Motors-C, Ltd.                             Texas (limited partnership)        75-2804523
Amarillo Motors-F, Ltd.                             Texas (limited partnership)        75-2804528
Amarillo Motors-J, Ltd.                             Texas (limited partnership)        75-2804517
Bob Howard Automotive-H, Inc.                       Oklahoma                           73-1443717
Bob Howard Chevrolet, Inc.                          Oklahoma                           73-1329605
Bob Howard Dodge, Inc.                              Oklahoma                           73-1494123
Bob Howard German Imports, Inc.                     Oklahoma                           73-1560147
Bob Howard Motors, Inc.                             Oklahoma                           73-1370828
Bob Howard Nissan, Inc.                             Oklahoma                           73-1524179
Casa Chevrolet Inc.                                 New Mexico                         85-0450426
Casa Chrysler Plymouth Jeep, Inc.                   New Mexico                         85-0450428
Chaperral Dodge, Ltd.                               Texas (limited partnership)        75-2807212
Colonial Chrysler-Plymouth, Ltd.                    Texas (limited partnership)        75-2807213
Courtesy Ford, Inc.                                 Florida                            76-0558145
Courtesy Nissan, Inc.                               Texas                              75-1905979
Delaware Acquisition-DC, LLC                        Delaware                           Applied for
Delaware Acquisition-F, LLC                         Delaware                           Applied for
Delaware Acquisition-GM, LLC                        Delaware                           51-0390053
Delaware Acquisition-T, LLC                         Delaware                           Applied for
Flamingo Ford, Inc.                                 Florida                            59-3501408
Foyt Motors, Inc.                                   Texas                              76-0237540
Group 1 LP Interests-DC, Inc.                       Delaware                           51-0379880
Group 1 LP Interests-F, Inc.                        Delaware                           51-0382407
Group 1 LP Interests-GM, Inc.                       Delaware                           51-0390228
Group 1 LP Interests-T, Inc.                        Delaware                           51-0390230
Group 1 Realty, Inc.                                Delaware                           76-0632149
Howard Pontiac-GMC, Inc.                            Oklahoma                           73-1022200
Jim Tidwell Ford, Inc.                              Delaware                           58-2436391
Johns Automotive Group, Inc.                        New Mexico                         76-0603184
Koons Ford, Inc.                                    Florida                            59-1914202
Kutz-DC, Ltd.                                       Texas (limited partnership)        75-2763925
Lubbock Motors-F, Ltd.                              Texas (limited partnership)        75-2804514
Lubbock Motors-S, Ltd.                              Texas (limited partnership)        75-2868766
Lubbock Motors-T, Ltd.                              Texas (limited partnership)        75-2804659
Luby Chevrolet Co.                                  Delaware                           84-0459450
Maxwell Chrysler Plymouth Dodge Jeep Eagle, Ltd.    Texas (limited partnership)        74-2690982
Maxwell F-II, Ltd.                                  Texas (limited partnership)        74-2861544
Maxwell Ford, Ltd.                                  Texas (limited partnership)        74-2884783
Maxwell-SM, Ltd.                                    Texas (limited partnership)        74-2551405
McCall-HA, Ltd.                                     Texas (limited partnership)        76-0173063
McCall-T, Ltd.                                      Texas (limited partnership)        74-1649754
McCall-TL, Ltd.                                     Texas (limited partnership)        76-0270456
Mike Smith Automotive-N, Inc.                       Texas                              76-0566784
Mike Smith Autoplaza, Inc.                          Texas                              76-0202396

                  SUBSIDIARY                            STATE OF ORGANIZATION              IRS EMPLOYER ID NO.
------------------------------------------------    -----------------------------      ---------------------------
Mike Smith Autoplex Buick, Inc.                     Texas                              76-0566787
Mike Smith Autoplex Dodge, Inc.                     Texas                              76-0566783
Mike Smith Autoplex, Inc.                           Texas                              76-0561393
Mike Smith Autoplex-German Imports, Inc.            Texas                              76-0566786
Mike Smith Autoplex-V, Inc.                         Texas                              76-0566788
Mike Smith Imports, Inc.                            Texas                              76-0586800
Mike Smith Motors, Inc.                             Texas                              76-0586392
Mike Smith, GM, Inc.                                Delaware                           76-0603181
Perimeter Ford, Inc.                                Delaware                           76-0558147
Prestige Chrysler Plymouth Northwest, Ltd.          Texas (limited partnership)        74-2679593
Prestige Chrysler Plymouth South, Ltd.              Texas (limited partnership)        74-2690980
Rockwall Automotive-F, Ltd.                         Texas (limited partnership)        75-2804507
Round Rock Nissan, Inc.                             Texas                              76-0513858
Smith, Liu & Kutz, Inc.                             Texas                              76-0140051
Sunshine Buick Pontiac GMC Truck, Inc.              New Mexico                         85-0457224
Town North Nissan, Inc.                             Texas                              74-2360462
Town North Suzuki, Inc.                             Texas                              74-2443143

                                EXPLANATORY NOTE

     This registration statement is being filed to register an additional $16,300,000 of the securities of Group 1 Automotive, Inc., a Delaware corporation, described on the cover page of this registration statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registration statement on Form S-3 (Registration No. 333-83407) filed by Group 1 Automotive, Inc. with the Securities and Exchange Commission on July 21, 1999, which was declared effective on July 28, 1999, are incorporated in this registration statement by reference.

     The Company hereby certifies that it has instructed its bank to transmit to the Securities and Exchange Commission the filing fee by a wire transfer of such amount from the Company's account to the Securities and Exchange Commission's account at Mellon Bank as soon as practicable but no later than the close of business on October 26, 2001. The Company further certifies that it will not revoke such instructions.

     The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Group 1 Automotive, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                          GROUP 1 AUTOMOTIVE, INC.


                                          By: /s/ SCOTT L. THOMPSON
                                              ----------------------------------
                                              Scott L. Thompson
                                              Senior Vice President, Chief
                                              Financial Officer and Treasurer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                              *                               Chairman, President and Chief Executive
         --------------------------------------------         Officer and Director (Principal Executive Officer)
         B.B. Hollingsworth, Jr.

                   /s/ SCOTT L. THOMPSON                      Senior Vice President, Chief Financial Officer and
         --------------------------------------------         Treasurer (Chief Financial and Accounting Officer)
         Scott L. Thompson

                              *                               Director
         --------------------------------------------
         Robert E. Howard II

                    /s/ JOHN L. ADAMS                         Director
         --------------------------------------------
         John L. Adams

                              *                               Director
         --------------------------------------------
         Charles M. Smith

                              *                               Director
         --------------------------------------------
         John H. Duncan

                              *                               Director
         --------------------------------------------
         Bennett E. Bidwell

                   /s/ KEVIN H. WHALEN                        Director
         --------------------------------------------
         Kevin H. Whalen

                    /s/ MAX P. WATSON                         Director
         --------------------------------------------
         Max P. Watson

                  /s/ SCOTT L. THOMPSON
         --------------------------------------------
         Scott L. Thompson
       * As Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each of the undersigned registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                           KOONS FORD, INC.
                                           COURTESY FORD, INC.
                                           FLAMINGO FORD, INC.

                                           By: /s/ SCOTT L. THOMPSON
                                               ---------------------------------
                                               Scott L. Thompson
                                               President and Director

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                     /s/ SCOTT L. THOMPSON                    President and Director
         --------------------------------------------         (Principal Executive, Chief Financial
         Scott L. Thompson                                    and Accounting Officer)


                     /s/ J. BROOKS O'HARA                     Director
         --------------------------------------------
         J. Brooks O'Hara

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each of the undersigned registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                           BOB HOWARD AUTOMOTIVE-H, INC.
                                           BOB HOWARD CHEVROLET, INC.
                                           BOB HOWARD DODGE, INC.
                                           BOB HOWARD MOTORS, INC.
                                           BOB HOWARD NISSAN, INC.
                                           HOWARD PONTIAC-GMC, INC.
                                           BOB HOWARD GERMAN
                                                  IMPORTS, INC.

                                           By: /s/ SCOTT L. THOMPSON
                                               ---------------------------------
                                               Scott L. Thompson
                                               Vice President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                              *                               President
         --------------------------------------------         (Principal Executive Officer)
         Robert E. Howard II

                    /s/ SCOTT L. THOMPSON                     Vice President and Director
         --------------------------------------------         (Chief Financial and Accounting Officer)
         Scott L. Thompson

                    /s/ J. BROOKS O'HARA                      Director
         --------------------------------------------
         J. Brooks O'Hara

                   /s/ SCOTT L. THOMPSON
         --------------------------------------------
         Scott L. Thompson
         Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each of the undersigned registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                          CASA CHEVROLET INC.
                                          CASA CHRYSLER PLYMOUTH JEEP INC.
                                          JOHNS AUTOMOTIVE GROUP, INC.
                                          SUNSHINE BUICK PONTIAC GMC TRUCK, INC.

                                          By: /s/ JERALD L. PATTERSON, JR.
                                              ----------------------------------
                                              Jerald L. Patterson, Jr.
                                              President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                 /s/ JERALD L. PATTERSON, JR.                 President
         --------------------------------------------         (Principal Executive Officer)
         Jerald L. Patterson, Jr.

                    /s/ SCOTT L. THOMPSON                     Vice President and Director
         --------------------------------------------         (Chief Financial and Accounting Officer)
         Scott L. Thompson

                    /s/ J. BROOKS O'HARA                      Director
         --------------------------------------------
         J. Brooks O'Hara

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Courtesy Nissan, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                           COURTESY NISSAN, INC.

                                           By: /s/ RONALD J. KUTZ
                                               ---------------------------------
                                               Ronald J. Kutz
                                               President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                     /s/ RONALD J. KUTZ                       President
         --------------------------------------------         (Principal Executive Officer)
         Ronald J. Kutz

                    /s/ SCOTT L. THOMPSON                     Vice President and Director
         --------------------------------------------         (Chief Financial and Accounting Officer)
         Scott L. Thompson

                    /s/ J. BROOKS O'HARA                      Director
         --------------------------------------------
         J. Brooks O'Hara

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Luby Chevrolet Co. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                           LUBY CHEVROLET CO.

                                           By: /s/ RICHARD FLEISCHMAN
                                               ---------------------------------
                                               Richard Fleischman
                                               President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                   /s/ RICHARD FLEISCHMAN                     President
         --------------------------------------------         (Principal Executive Officer)
         Richard Fleischman

                    /s/ SCOTT L. THOMPSON                     Vice President and Director
         --------------------------------------------         (Chief Financial and Accounting Officer)
         Scott L. Thompson

                    /s/ J. BROOKS O'HARA                      Director
         --------------------------------------------
         J. Brooks O'Hara

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each of the undersigned registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                            ROUND ROCK NISSAN, INC.
                                            SMITH, LIU & KUTZ, INC.
                                            TOWN NORTH NISSAN, INC.
                                            TOWN NORTH SUZUKI, INC.

                                            By: /s/ THOMAS NYLE MAXWELL, JR.
                                                --------------------------------
                                                Thomas Nyle Maxwell, Jr.
                                                President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                 /s/ THOMAS NYLE MAXWELL, JR.                 President
         --------------------------------------------         (Principal Executive Officer)
         Thomas Nyle Maxwell, Jr.

                     /s/ SCOTT L. THOMPSON                    Vice President and Director
         --------------------------------------------         (Chief Financial and Accounting Officer)
         Scott L. Thompson

                     /s/ J. BROOKS O'HARA                     Director
         --------------------------------------------
         J. Brooks O'Hara

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Foyt Motors, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                            FOYT MOTORS, INC.

                                            By: /s/ KEVIN H. WHALEN
                                                --------------------------------
                                                Kevin H. Whalen
                                                President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                     /s/ KEVIN H. WHALEN                      President
         --------------------------------------------         (Principal Executive Officer)
         Kevin H. Whalen

                    /s/ SCOTT L. THOMPSON                     Vice President and Director
         --------------------------------------------         (Chief Financial and Accounting Officer)
         Scott L. Thompson

                    /s/ J. BROOKS O'HARA                      Director
         --------------------------------------------
         J. Brooks O'Hara

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each of the undersigned registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                          MIKE SMITH AUTOMOTIVE-N, INC.
                                          MIKE SMITH AUTOPLAZA, INC.
                                          MIKE SMITH AUTOPLEX, INC.
                                          MIKE SMITH AUTOPLEX BUICK, INC.
                                          MIKE SMITH AUTOPLEX DODGE, INC.
                                          MIKE SMITH AUTOPLEX-GERMAN
                                                 IMPORTS, INC.
                                          MIKE SMITH AUTOPLEX-V, INC.
                                          MIKE SMITH GM, INC.
                                          MIKE SMITH MOTORS, INC.
                                          MIKE SMITH IMPORTS, INC.

                                          By: /s/ MICHAEL G. SMITH
                                              ----------------------------------
                                              Michael G. Smith
                                              President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                    /s/ MICHAEL G. SMITH                      President
         --------------------------------------------         (Principal Executive Officer)
         Michael G. Smith

                    /s/ SCOTT L. THOMPSON                     Vice President and Director
         --------------------------------------------         (Chief Financial and Accounting Officer)
         Scott L. Thompson

                     /s/ J. BROOKS O'HARA                     Director
         --------------------------------------------
         J. Brooks O'Hara

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each of the undersigned registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                      CHAPERRAL DODGE, LTD.
                                      COLONIAL CHRYSLER-PLYMOUTH, LTD.
                                      KUTZ-DC, LTD.
                                      MAXWELL CHRYSLER PLYMOUTH DODGE
                                             JEEP EAGLE, LTD.
                                      PRESTIGE CHRYSLER PLYMOUTH NORTHWEST, LTD.
                                      PRESTIGE CHRYSLER PLYMOUTH SOUTH, LTD.
                                      MAXWELL FORD, LTD.
                                      MAXWELL-FII, LTD.
                                      MAXWELL-SM, LTD.
                                      McCALL-TL, LTD.
                                      McCALL-HA, LTD.
                                      McCALL-T, LTD.
                                      LUBBOCK MOTORS-F, LTD.
                                      LUBBOCK MOTORS-T, LTD.
                                      LUBBOCK MOTORS-S, LTD.
                                      LUBBOCK MOTORS, LTD.
                                      ROCKWALL AUTOMOTIVE-F, LTD.
                                      AMARILLO MOTORS-C, LTD.
                                      AMARILLO MOTORS-F, LTD.
                                      AMARILLO MOTORS-J, LTD.


                                      By: Group 1 Associates, Inc.
                                          General Partner

                                      By: /s/ SCOTT L. THOMPSON
                                          --------------------------------------
                                          Scott L. Thompson
                                          Vice President and Director, Group 1
                                          Associates, Inc.


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                              TITLE
                           ---------                                              -----
                     /s/ SCOTT L. THOMPSON                    Director, Group 1 Associates, Inc. (General Partner)
         --------------------------------------------
         Scott L. Thompson

                     /s/ J. BROOKS O'HARA                     Director, Group 1 Associates, Inc. (General Partner)
         --------------------------------------------
         J. Brooks O'Hara

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each of the undersigned registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                           PERIMETER FORD, INC.
                                           JIM TIDWELL FORD, INC.

                                           By: /s/ KEVIN McCHUGH
                                               ---------------------------------
                                               Kevin McHugh
                                               President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                       /s/ KEVIN McHUGH                       President
         --------------------------------------------         (Principal Executive Officer)
         Kevin McHugh

                     /s/ SCOTT L. THOMPSON                    Vice President and Director
         --------------------------------------------         (Chief Financial and Accounting Officer)
         Scott L. Thompson

                    /s/ J. BROOKS O'HARA                      Director
         --------------------------------------------
         J. Brooks O'Hara

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Group 1 Realty, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                           GROUP 1 REALTY, INC.

                                           By: /s/ SCOTT L. THOMPSON
                                               ---------------------------------
                                               Scott L. Thompson
                                               President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                     /s/ SCOTT L. THOMPSON                    President and Director
         --------------------------------------------         (Principal Executive Officer, Chief Financial and
         Scott L. Thompson                                    Accounting Officer)

                     /s/ J. BROOKS O'HARA
         --------------------------------------------         Director
         J. Brooks O'Hara

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Group 1 Associates, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                       GROUP 1 ASSOCIATES, INC.

                                       By: /s/ B.B. HOLLINGSWORTH, JR.
                                           -------------------------------------
                                           B.B. Hollingsworth, Jr.
                                           President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                    /s/ B.B. HOLLINGSWORTH                    President
         --------------------------------------------         (Principal Executive Officer)
         B.B. Hollingsworth

                    /s/ SCOTT L. THOMPSON                     Vice President and Director
         --------------------------------------------         (Chief Financial and Accounting Officer)
         Scott L. Thompson

                     /s/ J. BROOKS O'HARA                     Director
         --------------------------------------------
         J. Brooks O'Hara

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, each of the undersigned registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                           GROUP 1 LP INTERESTS-DC, INC.
                                           GROUP 1 LP INTERESTS-F, INC.
                                           GROUP 1 LP INTERESTS-T, INC.
                                           GROUP 1 LP INTERESTS-GM, INC.

                                           By: /s/ MATTHEW J. BAER
                                               ---------------------------------
                                               Matthew J. Baer
                                               President and Secretary

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                     /s/ MATTHEW J. BAER                      President and Secretary
         --------------------------------------------         (Principal Executive Officer)
         Matthew J. Baer

                     /s/ MATTHEW McGOVERN                     Vice President and Director
         --------------------------------------------         (Chief Financial and Accounting Officer)
         Matthew McGovern

                    /s/ DONALD B. BOHN, JR.                   Vice President and Director
         --------------------------------------------
         Donald B. Bohn, Jr.

                      /s/ PAMELA JASINSKI                     Director
         --------------------------------------------
         Pamela Jasinski

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Delaware Acquisition-GM, L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                           DELAWARE ACQUISITION-GM, L.L.C.



                                           By: /s/ MATTHEW J. BAER
                                               ---------------------------------
                                               Matthew J. Baer
                                               Manager

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                     /s/ MATTHEW McGOVERN                     Director, Group 1 LP Interests-GM, Inc.
         --------------------------------------------         (Sole Member)
         Matthew McGovern

                    /s/ DONALD B. BOHN, JR.                   Director, Group 1 LP Interests-GM, Inc.
         --------------------------------------------         (Sole Member)
         Donald B. Bohn, Jr.

                     /s/ PAMELA JASINSKI                      Director, Group 1 LP Interests-GM, Inc.
         --------------------------------------------         (Sole Member)
         Pamela Jasinski

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Delaware Acquisition-F, L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                            DELAWARE ACQUISITION-F, L.L.C.



                                            By: /s/ MATTHEW J. BAER
                                                --------------------------------
                                                Matthew J. Baer
                                                Manager

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                     /s/ MATTHEW McGOVERN                     Director, Group 1 LP Interests-F, Inc.
         --------------------------------------------         (Sole Member)
         Matthew McGovern

                    /s/ DONALD B. BOHN, JR.                   Director, Group 1 LP Interests-F, Inc.
         --------------------------------------------         (Sole Member)
         Donald B. Bohn, Jr.

                     /s/ PAMELA JASINSKI                      Director, Group 1 LP Interests-F, Inc.
         --------------------------------------------         (Sole Member)
         Pamela Jasinski

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Delaware Acquisition-DC, L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                            DELAWARE ACQUISITION-DC, L.L.C.



                                            By: /s/ MATTHEW J. BAER
                                                --------------------------------
                                                Matthew J. Baer
                                                Manager

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                    /s/ MATTHEW McGOVERN                      Director, Group 1 LP Interests-DC, Inc.
         --------------------------------------------         (Sole Member)
         Matthew McGovern

                   /s/ DONALD B. BOHN, JR.                    Director, Group 1 LP Interests-DC, Inc.
         --------------------------------------------         (Sole Member)
         Donald B. Bohn, Jr.

                    /s/ PAMELA JASINSKI                       Director, Group 1 LP Interests-DC, Inc.
         --------------------------------------------         (Sole Member)
         Pamela Jasinski

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Delaware Acquisition-T, L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 25, 2001.

                                           DELAWARE ACQUISITION-T, L.L.C.



                                           By: /s/ MATTHEW J. BAER
                                               ---------------------------------
                                               Matthew J. Baer
                                               Manager

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints B. B. Hollingsworth, Jr. and Scott L. Thompson, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent fully power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of October, 2001.

                           SIGNATURE                                       TITLE
                           ---------                                       -----
                     /s/ MATTHEW McGOVERN                     Director, Group 1 LP Interests-T, Inc.
         --------------------------------------------         (Sole Member)
         Matthew McGovern

                    /s/ DONALD B. BOHN, JR.                   Director, Group 1 LP Interests-T, Inc.
         --------------------------------------------         (Sole Member)
         Donald B. Bohn, Jr.

                     /s/ PAMELA JASINSKI                      Director, Group 1 LP Interests-T, Inc.
         --------------------------------------------         (Sole Member)
         Pamela Jasinski

                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                       DESCRIPTION
--------------                                       -----------
     5.1              --      Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.
    23.1              --      Consent of Arthur Andersen LLP.
    23.2              --      Consent of Vinson & Elkins L.L.P. (see Exhibit 5.1).
    23.3              --      Powers of attorney (included in the signature page of this Registration Statement).